UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2006

Date of Report (Date of earliest event reported)

HEALTH CARE PROPERTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices)  (Zip Code)

(562) 733-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

As previously reported on a current report on Form 8-K filed on May 2, 2006, on May 1, 2006 Health Care Property Investors, Inc. (“HCP”), CNL Retirement Properties, Inc. (“CRP”) and Ocean Acquisition 1, Inc., a wholly owned subsidiary of HCP (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which CRP will be merged with and into Merger Sub, with Merger Sub as the surviving corporation (the “Merger”). Concurrently with the Merger, CNL Retirement Corp., the external advisor to CRP (the “Advisor”), will merge with and into Ocean Acquisition 2, LLC, a wholly owned subsidiary of HCP (the “Advisor Merger”). HCP is filing this Form 8-K to provide financial and other relevant information with respect to CRP, the Advisor, the proposed Merger and the proposed Advisor Merger. Specifically, this current report on Form 8-K provides: (1) a description of CRP’s business, attached hereto as Exhibit 99.1; (2) HCP’s unaudited pro forma condensed consolidated financial statements relating to the proposed Merger and the proposed Advisor Merger, attached hereto as Exhibit 99.2; (3) CRP’s audited financial statements for the years ended December 31, 2003, 2004 and 2005 and the unaudited condensed financial statements for the three months ended March 31, 2006, attached hereto as Exhibits 99.3 and 99.4, respectively; and (4) the Advisor’s audited financial statements for the years ended December 31, 2003, 2004 and 2005 and the unaudited condensed financial statements for the three months ended March 31, 2006, attached hereto as Exhibits 99.5 and 99.6, respectively. The information in Exhibits 99.1, 99.3, 99.4, 99.5 and 99.6 were provided by CRP. The information in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

23.1	Consent of PricewaterhouseCoopers LLP (CRP)
23.2	Consent of PricewaterhouseCoopers LLP (Advisor)
99.1	Information about CRP
99.2	HCP Unaudited Pro Forma Condensed Consolidated Financial Statements as of March 31, 2006 and for the year ended December 31, 2005 and the three months ended March 31, 2006 and 2005
99.3	CRP Financial Statements as of December 31, 2005 and 2004 and for the three years in the period ended December 31, 2005
99.4	CRP Financial Statements for the three months ended March 31, 2006
99.5	Advisor Financial Statements as of December 31, 2005 and 2004 and for the three years in the period ended December 31, 2005
99.6	Advisor Financial Statements for the three months ended March 31, 2006 and 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2006	By:	/s/ Edward J. Henning
Edward J. Henning
Senior Vice President, General Counsel and
Corporate Secretary